UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2015

IMMUNE PHARMACEUTICALS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-51290	52-1841431
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

430 East 29th Street, Suite 940

New York, NY 10016

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (646) 440-9310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 7, 2015, Immune Pharmaceuticals Inc. (the “Company”) entered into an amendment (the “Amendment”) to that certain license agreement (the “License Agreement”), dated as of December 18, 2003, by and between the Company and Endo Pharmaceuticals Inc. (“Endo”). Pursuant to the Amendment, effective as of July 7, 2015, the License Agreement was terminated and the Company transferred to Endo the right in and to certain patents related to the use of topical lidocaine in acute and chronic back pain and the Company was granted a royalty-free, non-exclusive, transferable license to such patents. In addition, in the event Endo obtains regulatory approval for either acute or chronic lower back pain indication for its product, Lidoderm®, or any other lidocaine based product, Endo shall pay the Company certain milestone payments and royalties as set forth in the License Agreement. Pursuant to the Amendment, the Company has re-gained full exclusive rights to develop, commercialize and license LidoPain®, a high-dose lidocaine patch for the treatment of acute pain. LidoPain® is currently in Phase II clinical trial development.

A copy of the Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing summary description of the Amendment and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.1.

Item 1.02	Termination of a Material Definitive Agreement.

The information provided in Item 1.01 is incorporated by reference into this Item 1.02.

Item 7.01	Regulation FD Disclosure.

On July 7, 2015, the Company issued a press release announcing the entry into the Amendment with Endo, as described under Item 1.01 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Amendment, by and between Immune Pharmaceuticals Inc. and Endo Pharmaceuticals Inc., dated July 7, 2015
99.1	Press release, dated July 8, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNE PHARMACEUTICALS INC.

Dated: July 8, 2015	By:	/s/ Daniel G. Teper
		Name:	Daniel G. Teper
		Title:	Chief Executive Officer